UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2004

                           Sound Federal Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-24811               22-3887679
----------------------------        -----------------        -------------------
(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

        1311 Mamaroneck Avenue, Suite 190, White Plains, New York, 10605
        ----------------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 914-761-3636

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K

Item 5. Other Events and Regulation FD Disclosure

      On March 12, 2004, Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") (the "Company") announced that it is commencing a stock repurchase program to acquire up to 637,332 shares of the Company's common stock. A copy of the press release is included as exhibit 99.1 to this report.

Item 7(c). Exhibits

99.1 Press release of Sound Federal Bancorp, Inc., dated March 12, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Sound Federal Bancorp, Inc.

DATE:  March 12, 2004                                By: /s/ Anthony J. Fabiano
                                                         ----------------------
                                                         Anthony J. Fabiano
                                                         Chief Financial Officer

EXHIBIT INDEX

99.1  Press release of Sound Federal Bancorp, Inc., dated March 12, 2004